UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund (EFF)

Annual Report

May 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2020

Eaton Vance

Floating-Rate Income Plus Fund

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Management’s Discussion of Fund Performance1

We are pleased to provide this annual report for Eaton Vance Floating-Rate Income Plus Fund (the Fund) covering the 12-month period ended May 31, 2020. Information about the Fund over the period appears below and in the pages that follow.

Economic and Market Conditions

The 12-month period ended May 31, 2020 was dominated by the outbreak of the novel coronavirus in China in the second half of the period. The outbreak, which turned into a global pandemic, ended the longest-ever U.S. economic expansion and brought most of the world’s economies to a virtual standstill.

The first half of the period, however, was relatively benign. From the start of the period on June 1, 2019 through October 2019, loan prices declined modestly but stayed above $95, and loans saw renewed price appreciation in November and December. Retail investor interest in the asset class was dampened by the change in 2019 from the rising interest rate environment that characterized the previous year to a falling-rate environment — which is generally viewed as less favorable for floating-rate securities. But while retail loan funds saw outflows in every month of 2019, institutional demand for structured loan products remained strong, and loan demand overall exceeded supply.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investors’ nerves across capital markets. Loan prices, however, continued to rise in January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic, a broad selloff began across credit and equity markets.

March proved to be the worst month of the period for senior loans, and the second-worst month in the history of the asset class. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, declined 12.37% against the backdrop of a global slide in capital markets. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed for the period at $76.20 on March 23.

Beginning in the last week of March, however, the loan market turned a corner, as central banks around the world stepped in to shore up capital markets. The U.S. Federal Reserve, for its part, cut its benchmark federal funds rate to 0.00%–0.25% and announced other measures to help credit markets worldwide. In response, the loan market began a rally that would continue through the end of the period, with the Index returning 4.50% in April and 3.80% in May, and loan prices rising to $89.08 by period-end on May 31, 2020.

For the period as a whole, higher-quality loans outperformed lower-quality issues, with BB-, B-, CCC- and D-rated (defaulted) loans in the Index returning –1.52%, –2.14%, –16.77% and –49.43%, respectively, and the Index overall returning –2.86%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.00% at the beginning of the period to 3.14% at period-end — approximately the market’s long-term average.

Fund Performance

For the 12-month period ended May 31, 2020, Eaton Vance Floating-Rate Income Plus Fund (the Fund) shares returned –6.71% at net asset value (NAV), underperforming the –2.86% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. In keeping with management’s long-term philosophy, the Fund has historically tended to underweight lower-quality loans relative to the Index — a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.

The Fund’s small allocation to collateralized loan obligation (CLO) debt detracted from Fund performance versus the Index; this resulted from CLOs in general experiencing greater price declines than the overall loan market amid late-period market volatility. Loan selection in the financial intermediaries and utilities sectors hurt relative performance as well. In the retailers (except food and drug) sector, loan selection also detracted from relative results; however, an underweight to the sector, relative to the Index, aided relative performance as the coronavirus pandemic led to widespread temporary closures of retail stores in the final three months of the period.

The Fund’s employment of investment leverage also detracted from performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage hurt performance versus the Index, which does not employ leverage, as leverage amplified the price declines of loans in the Fund’s underlying portfolio during the period.

In contrast, the Fund’s credit quality allocation aided relative performance. For the 12-month period, BBB-rated loans in the Index returned 0.79%, BB-rated loans in the Index returned –1.52%, B-rated loans in the Index returned –2.14%, CCC-rated loans in the Index returned –16.77%, and D-rated (defaulted) loans in the Index returned –49.43%. Given this performance mix, the Fund’s higher-quality orientation and resulting underweight, relative to the Index, to volatile defaulted loans helped performance versus the Index.

Loan selection in the business equipment and services, the leisure goods/activities/movies and the cosmetics/toiletries sectors contributed to performance versus the Index as well. Underweighting the air transport sector, where business slowed dramatically as a result of the coronavirus pandemic, and overweighting the drugs and food products sectors, where business was more stable during the pandemic than in some other sectors, also helped results relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Performance3,4

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception

Fund at NAV	06/28/2013	–6.71%	2.29%	3.11%
Fund at Market Price	—	–1.60	2.13	1.80

S&P/LSTA Leveraged Loan Index	—	–2.86%	2.57%	2.99%

% Premium/Discount to NAV[5]

				–8.47%

Distributions[6]

Total Distributions per share for the period				$0.964
Distribution Rate at NAV				4.72%

Distribution Rate at Market Price				5.16

% Total Leverage[7]

Borrowings				22.44%
Variable Rate Term Preferred Shares (VRTP Shares)				11.07

Fund Profile

Credit Quality (% of bonds, loans and asset-backed securities)8

Asset Allocation (% of total investments)9

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

The Fund’s Investment Objective and Principal Strategies2

The Fund’s investment objective is total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in senior, secured floating-rate loans (“Senior Loans”). Under normal market conditions, the Fund invests at least 80% of its total assets in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies.

In pursuing its investment objective, the Fund may invest up to 20% of its total assets in securities other than Senior Loans, including loan interests and participations which have (a) a second lien on collateral, no security interest in the collateral, or lower than a senior claim on collateral, as well as (i) investment- and non-investment-grade corporate debt obligations and convertible bonds; (ii) U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; (iii) mortgage-related and other asset-backed securities; (iv) municipal securities; (v) other indexed-, fixed-, variable- and floating-rate income-producing obligations of U.S. and foreign issuers, including emerging market issuers; (vi) dividend-paying common and preferred stocks of domestic and foreign issuers (except common stock received in a bankruptcy proceeding or from a convertible security need not be dividend-paying); (vii) collateralized loan obligations and collateralized debt obligations; and (viii) warrants and equity securities issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates.

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt obligations, including Senior Loans, rated Caa1 or lower by Moody’s Investor Service, Inc., or CCC or lower by S&P Global Ratings or Fitch Ratings, or comparably rated by another nationally recognized statistical rating organization or unrated, but judged by its investment adviser to be of comparable quality. The Fund may purchase shares of other investment companies with a similar investment objective, so long as such investments are limited to 10% of the Fund’s total assets overall, with no more than 5% invested in any one issuer. The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in Senior Loans and other investments’ prices, interest rates or base currencies; diversification purposes; or changing the duration of the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, options on futures contracts, and exchange-traded, cleared and over-the-counter (“OTC”) options on securities or indices, and interest rate, total return and credit default swaps. The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund. The Fund’s investments are actively managed, and investments may be bought or sold on a daily basis. The investment adviser’s staff monitors the credit quality and price of Senior Loans and other investments held by the Fund, as well as other investments that are available to the Fund. The Fund may invest in individual Senior Loans and other investments of any credit quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of particular Senior Loans or other investments, whether rated or unrated, the investment adviser will under normal market conditions, take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

[3]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.

[5]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[6]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[7]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[9]	Other represents any investment type less than 1.0% of total investments. Asset allocation as a percentage of the Fund’s net assets amounted to 151.1%.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2019, the Fund is managed by Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P. McElaney.

Effective June 21, 2019, the Fund may invest up to 20% of its total assets in collateralized loan obligations and collateralized debt obligations.

5

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 137.2%(1)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 3.5%

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 4.65%, (USD LIBOR + 3.50%), Maturing January 17, 2027(2)	$150	$143,625

Dynasty Acquisition Co., Inc.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	218	185,363

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	406	344,776

TransDigm, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024	1,310	1,210,346

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025	1,510	1,388,594

WP CPP Holdings, LLC

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025(2)	791	683,910

		$3,956,614

Air Transport — 0.4%

Delta Air Lines, Inc.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing April 29, 2023	$475	$469,597

		$469,597

Automotive — 3.4%

Adient US, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 4.00%), Maturing May 6, 2024	$298	$283,359

American Axle and Manufacturing, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 6, 2024	913	879,544

Autokiniton US Holdings, Inc.

Term Loan, 6.55%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	172	139,269

Bright Bidco B.V.

Term Loan, 4.57%, (USD LIBOR + 3.50%), Maturing June 30, 2024(2)	389	125,641

Chassix, Inc.

Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023(2)	342	230,934

Dayco Products, LLC

Term Loan, 4.61%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	243	153,381

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026	$121	$119,124

Panther BF Aggregator 2 L.P.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	821	782,226

Tenneco, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	815	663,970

Thor Industries, Inc.

Term Loan, 4.12%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	238	231,514

TI Group Automotive Systems, LLC

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing June 30, 2022	224	215,476

		$3,824,438

Beverage and Tobacco — 0.9%

Arterra Wines Canada, Inc.

Term Loan, 3.80%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	$581	$566,883

Flavors Holdings, Inc.

Term Loan — Second Lien, 11.45%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021	500	462,500

		$1,029,383

Brokerage/Securities Dealers/Investment Houses — 0.8%

Advisor Group, Inc.

Term Loan, 5.17%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	$699	$655,078

Clipper Acquisitions Corp.

Term Loan, 2.05%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	293	282,986

OZ Management L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	5	5,081

		$943,145

Building and Development — 4.5%

ACProducts, Inc.

Term Loan, 7.50%, (3 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025	$100	$95,500

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development (continued)

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	$547	$526,956

APi Group DE, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	349	336,033

Beacon Roofing Supply, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	147	140,707

Brookfield Property REIT, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	222	169,913

Core & Main L.P.

Term Loan, 3.98%, (USD LIBOR + 2.75%), Maturing August 1, 2024(2)	245	236,293

CPG International, Inc.

Term Loan, 5.93%, (12 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	521	504,204

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025	1,259	1,179,112

NCI Building Systems, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	172	164,504

Quikrete Holdings, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027	599	572,334

Realogy Group, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing February 8, 2025	442	396,803

Summit Materials Companies I, LLC

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	147	141,401

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024	341	322,712

WireCo WorldGroup, Inc.

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	466	358,629

		$5,145,101

Business Equipment and Services — 12.3%

Adtalem Global Education, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025	$98	$91,864

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025	$175	$179,594

AlixPartners, LLP

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing April 4, 2024	634	617,732

Allied Universal Holdco, LLC

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	798	771,233

Amentum Government Services Holdings, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing February 1, 2027	225	219,375

AppLovin Corporation

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	1,138	1,111,196

Term Loan, 4.26%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025	150	147,375

ASGN Incorporated

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025	75	73,475

Belfor Holdings, Inc.

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	124	121,581

Bracket Intermediate Holding Corp.

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	197	180,747

CCC Information Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 29, 2024	1,036	1,002,475

Ceridian HCM Holding, Inc.

Term Loan, 2.59%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	345	335,269

CM Acquisition Co.

Term Loan, 11.45%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023	66	61,855

Cornerstone OnDemand, Inc.

Term Loan, 5.35%, (2 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	400	395,500

Da Vinci Purchaser Corp.

Term Loan, 5.24%, (6 mo. USD LIBOR + 4.00%), Maturing January 8, 2027	100	97,688

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	475	467,677

EAB Global, Inc.

Term Loan, 4.88%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)	319	302,575

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

EIG Investors Corp.

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023(2)	$704	$688,570

Garda World Security Corporation

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	326	319,965

IG Investment Holdings, LLC

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	579	523,414

IRI Holdings, Inc.

Term Loan, 4.61%, (USD LIBOR + 4.25%), Maturing December 1, 2025(2)	346	322,727

Iron Mountain, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	196	190,651

KAR Auction Services, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	149	143,840

Kronos Incorporated

Term Loan, 3.33%, (1 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	1,358	1,338,498

KUEHG Corp.

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	822	710,594

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024	185	129,689

PGX Holdings, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing September 29, 2023	236	124,114

Pike Corporation

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing July 24, 2026	96	94,407

Pre-Paid Legal Services, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	88	84,644

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026	531	518,084

Red Ventures, LLC

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2024	341	326,011

Rockwood Service Corporation

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing January 23, 2027	100	93,438

Sabre GLBL, Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024	623	562,469

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022	$932	$894,404

Tempo Acquisition, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2024	195	187,530

Vestcom Parent Holdings, Inc.

Term Loan, 5.07%, (6 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	121	112,076

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	224	214,600

West Corporation

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.00%), Maturing October 10, 2024	269	219,889

		$13,976,825

Cable and Satellite Television — 4.8%

Altice France S.A.

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026	$495	$477,651

Charter Communications Operating, LLC

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027	855	838,184

CSC Holdings, LLC

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025	637	615,874

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	222	214,966

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027	296	286,398

Numericable Group S.A.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025	437	414,675

Telenet Financing USD, LLC

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028	900	869,063

UPC Broadband Holding B.V.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028	200	193,250

Virgin Media Bristol, LLC

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028	1,650	1,600,729

		$5,510,790

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 5.8%

Alpha 3 B.V.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024	$131	$126,324

Aruba Investments, Inc.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing February 2, 2022	72	69,998

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.20%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	858	839,123

Emerald Performance Materials, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 1, 2021	86	83,642

Ferro Corporation

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	73	71,013

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	74	72,557

Flint Group GmbH

Term Loan, 4.02%, (USD LIBOR + 3.00%), Maturing September 7, 2021(2)	37	31,090

Flint Group US, LLC

Term Loan, 4.02%, (USD LIBOR + 3.00%), Maturing September 7, 2021(2)	223	188,071

Gemini HDPE, LLC

Term Loan, 3.27%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024	463	443,521

H.B. Fuller Company

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024	376	366,574

Hexion, Inc.

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026	571	547,503

Messer Industries GmbH

Term Loan, 3.95%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026	322	309,765

Minerals Technologies, Inc.

Term Loan, 3.05%, (USD LIBOR + 2.25%), Maturing February 14, 2024(2)	221	219,505

Momentive Performance Materials, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024	99	93,915

Orion Engineered Carbons GmbH

Term Loan, 3.45%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024	290	276,588

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025	423	359,975

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

PQ Corporation

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2027	$517	$501,610

Pregis TopCo Corporation

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026	150	141,894

Spectrum Holdings III Corp.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	84	75,018

Starfruit Finco B.V.

Term Loan, 3.22%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	441	422,669

Tata Chemicals North America, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing August 7, 2020	197	191,773

Tronox Finance, LLC

Term Loan, 3.45%, (USD LIBOR + 2.75%), Maturing September 23, 2024(2)	717	689,677

Univar, Inc.

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2024	461	450,120

		$6,571,925

Containers and Glass Products — 4.9%

Berry Global, Inc.

Term Loan, 2.22%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022	$210	$207,624

Term Loan, 2.22%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026	223	218,823

BWAY Holding Company

Term Loan, 4.56%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	243	224,161

Consolidated Container Company, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing May 22, 2024	98	94,093

Flex Acquisition Company, Inc.

Term Loan, 4.43%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023	769	742,790

Term Loan, 4.68%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	342	323,174

Libbey Glass, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing April 9, 2021	277	133,710

Pelican Products, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing May 1, 2025	147	132,269

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products (continued)

Reynolds Consumer Products, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing February 4, 2027	$550	$540,605

Reynolds Group Holdings, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	2,344	2,276,662

Ring Container Technologies Group, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	219	210,404

Trident TPI Holdings, Inc.

Term Loan, 4.07%, (3 mo. USD LIBOR + 3.00%), Maturing October 17, 2024	513	491,008

		$5,595,323

Cosmetics/Toiletries — 1.0%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (2 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023	$544	$524,166

Term Loan, 8.00%, (2 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing May 15, 2023	619	604,828

		$1,128,994

Drugs — 7.3%

Akorn, Inc.

Term Loan, 15.50%, (1 mo. USD LIBOR + 14.50%, Floor 1.00%), 14.75% Cash, 0.75% PIK, Maturing April 16, 2021	$226	$196,482

Albany Molecular Research, Inc.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024(2)	317	309,085

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	810	746,844

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (2 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023	382	356,449

Bausch Health Companies, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	1,193	1,173,768

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026	198	194,535

Elanco Animal Health, Inc.

Term Loan, Maturing February 4, 2027(3)	265	256,918

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024	1,143	1,074,841

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.09%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027	$1,026	$1,004,372

Horizon Therapeutics USA, Inc.

Term Loan, 2.56%, (1 mo. USD LIBOR + 2.25%), Maturing May 22, 2026	498	488,509

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022	1,575	1,571,163

Mallinckrodt International Finance S.A.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	698	486,543

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing February 24, 2025	630	436,505

		$8,296,014

Ecological Services and Equipment — 1.3%

Advanced Disposal Services, Inc.

Term Loan, 3.00%, (1 week USD LIBOR + 2.25%, Floor 0.75%), Maturing November 10, 2023	$454	$450,866

EnergySolutions, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	419	379,949

GFL Environmental, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 30, 2025	690	682,170

		$1,512,985

Electronics/Electrical — 20.2%

Applied Systems, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024	$882	$859,283

Term Loan - Second Lien, 8.45%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025	100	99,000

Aptean, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026	174	161,760

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027	200	188,000

Avast Software B.V.

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023	123	121,607

Banff Merger Sub, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	815	771,044

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics/Electrical (continued)

Barracuda Networks, Inc.

Term Loan, 4.52%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	$466	$455,931

Buzz Merger Sub, Ltd.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027	125	121,562

Castle US Holding Corporation

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027	245	228,580

CDW, LLC

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	298	295,341

Cohu, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	172	148,242

CommScope, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	398	384,269

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024	146	135,647

ECI Macola/Max Holdings, LLC

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	171	161,223

Electro Rent Corporation

Term Loan, 6.02%, (USD LIBOR + 5.00%), Maturing January 31, 2024(2)	390	372,930

Epicor Software Corporation

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	1,478	1,451,248

EXC Holdings III Corp.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	122	117,605

Finastra USA, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024	1,152	1,046,227

Fiserv Investment Solutions, Inc.

Term Loan, 5.14%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027	125	122,812

GlobalLogic Holdings, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing August 1, 2025	108	104,201

Go Daddy Operating Company, LLC

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024	951	932,804

Hyland Software, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 1, 2024	1,942	1,896,029

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics/Electrical (continued)

Infoblox, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	$475	$466,299

Informatica, LLC

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027	1,375	1,317,708

MA FinanceCo., LLC

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021	473	470,943

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	114	108,368

MACOM Technology Solutions Holdings, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing May 17, 2024	288	263,862

MTS Systems Corporation

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 5, 2023	121	118,672

NCR Corporation

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026	199	192,035

Recorded Books, Inc.

Term Loan, Maturing August 29, 2025(3)	300	286,500

Refinitiv US Holdings, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	272	267,877

Seattle Spinco, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	770	731,836

SGS Cayman L.P.

Term Loan, 6.83%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	49	38,398

SkillSoft Corporation

Term Loan, 0.00%, Maturing April 28, 2021(4)	971	539,032

SolarWinds Holdings, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	244	240,404

Solera, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	662	638,456

Sparta Systems, Inc.

Term Loan, 4.56%, (6 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	523	448,981

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	248	241,094

SS&C Technologies, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	361	350,765

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics/Electrical (continued)

STG-Fairway Holdings, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing January 31, 2027	$430	$394,525

SurveyMonkey, Inc.

Term Loan, 3.85%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	253	246,496

Sutherland Global Services, Inc.

Term Loan, 6.83%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	211	164,955

Tibco Software, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	819	792,260

TriTech Software Systems

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	198	175,610

Uber Technologies, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	893	870,756

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	1,037	1,018,067

Ultimate Software Group, Inc. (The)

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	373	362,864

Ultra Clean Holdings, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	170	165,924

Verifone Systems, Inc.

Term Loan, 4.38%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	271	223,450

Veritas Bermuda, Ltd.

Term Loan, 5.95%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023	457	427,799

Vero Parent, Inc.

Term Loan, 6.61%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	561	519,359

VS Buyer, LLC

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027	275	268,812

Vungle, Inc.

Term Loan, 5.67%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	149	145,519

Western Digital Corporation

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	418	411,695

		$23,084,666

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Equipment Leasing — 0.1%

IBC Capital Limited

Term Loan, 4.64%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	$73	$66,091

		$66,091

Financial Intermediaries — 4.0%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	$99	$91,310

Aretec Group, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	842	783,102

Claros Mortgage Trust, Inc.

Term Loan, 3.47%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026	174	157,583

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(4)	745	309,313

FinCo. I, LLC

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022	202	195,429

Focus Financial Partners, LLC

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024	641	621,632

Franklin Square Holdings L.P.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025	123	119,123

Greenhill & Co., Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	303	288,167

GreenSky Holdings, LLC

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	491	471,825

Guggenheim Partners, LLC

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing July 21, 2023	555	538,847

Harbourvest Partners, LLC

Term Loan, 2.57%, (2 mo. USD LIBOR + 2.25%), Maturing March 3, 2025	101	99,344

LPL Holdings, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026	299	291,769

Starwood Property Trust, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026	124	118,778

StepStone Group L.P.

Term Loan, 5.00%, (6 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 27, 2025	147	143,693

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)

Victory Capital Holdings, Inc.

Term Loan, 3.94%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026	$270	$262,282

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024	120	118,504

		$4,610,701

Food Products — 3.2%

Alphabet Holding Company, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$561	$538,200

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024	97	95,495

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024	392	317,487

CHG PPC Parent, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	98	95,057

Froneri International, Ltd.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 29, 2027	475	455,406

Hearthside Food Solutions, LLC

Term Loan, 3.86%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	369	355,848

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	99	95,294

HLF Financing S.a.r.l.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025	246	240,607

JBS USA Lux S.A.

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing May 1, 2026	1,213	1,177,378

Nomad Foods Europe Midco Limited

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	292	286,222

		$3,656,994

Food Service — 2.1%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026	$1,022	$984,096

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Service (continued)

Aramark Services, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	$210	$201,193

IRB Holding Corp.

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025(2)	442	416,171

KFC Holding Co.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	241	234,399

Restaurant Technologies, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	49	47,030

US Foods, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2023	196	185,489

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing September 13, 2026	373	354,002

		$2,422,380

Food/Drug Retailers — 0.1%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.42%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024	$148	$141,459

		$141,459

Health Care — 12.5%

Accelerated Health Systems, LLC

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	$123	$114,797

ADMI Corp.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	393	364,640

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023	188	103,125

athenahealth, Inc.

Term Loan, 5.28%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	446	431,021

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024	277	273,123

BioClinica Holding I L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 20, 2023	388	358,872

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

BW NHHC Holdco, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	$221	$163,310

Carestream Dental Equipment, Inc.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	266	221,808

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024	1,195	1,167,010

CHG Healthcare Services, Inc.

Term Loan, 4.07%, (USD LIBOR + 3.00%), Maturing June 7, 2023(2)	751	734,717

CryoLife, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing December 1, 2024	122	115,314

Ensemble RCM, LLC

Term Loan, 4.44%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026	100	97,883

Envision Healthcare Corporation

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	1,310	868,890

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025	533	521,078

GHX Ultimate Parent Corporation

Term Loan, 4.62%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	195	186,659

Greatbatch Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022	258	255,535

Hanger, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	245	230,300

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025	279	273,622

IQVIA, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025	171	166,519

Medical Solutions, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024	271	254,292

MPH Acquisition Holdings, LLC

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	790	761,139

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

National Mentor Holdings, Inc.

Term Loan, 4.72%, (USD LIBOR + 4.25%), Maturing March 9, 2026(2)	$119	$115,445

Term Loan, 5.71%, (3 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	5	5,243

Navicure, Inc.

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	225	218,813

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022	260	224,191

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.58%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	1,442	1,371,462

Parexel International Corporation

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	501	476,865

Phoenix Guarantor, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026	422	412,854

Radiology Partners, Inc

Term Loan, 5.67%, (USD LIBOR + 4.25%), Maturing July 9, 2025(2)	601	565,531

RadNet, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023	355	337,364

Select Medical Corporation

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	558	540,931

Sound Inpatient Physicians

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	98	93,665

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024	764	702,332

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024	485	359,073

Tecomet, Inc.

Term Loan, 4.68%, (6 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	269	253,149

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024	390	354,031

Verscend Holding Corp.

Term Loan, 4.67%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	344	333,095

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Viant Medical Holdings, Inc.

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	$99	$82,248

Wink Holdco, Inc.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	122	117,606

		$14,227,552

Home Furnishings — 0.4%

Serta Simmons Bedding, LLC

Term Loan, 4.61%, (3 mo. USD LIBOR + 3.50%), Maturing November 8, 2023	$1,164	$493,444

		$493,444

Industrial Equipment — 6.0%

AI Alpine AT Bidco GmbH

Term Loan, 3.96%, (USD LIBOR + 2.75%), Maturing October 31, 2025(2)	$49	$42,463

Altra Industrial Motion Corp.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	155	148,587

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024	543	483,324

CPM Holdings, Inc.

Term Loan, 3.97%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025	74	62,583

Delachaux Group S.A.

Term Loan, 5.36%, (6 mo. USD LIBOR + 4.50%), Maturing April 16, 2026	99	92,070

DexKo Global, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024	487	430,059

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023	117	108,694

Dynacast International, LLC

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022	288	198,008

Engineered Machinery Holdings, Inc.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing July 19, 2024	367	347,318

EWT Holdings III Corp.

Term Loan, 3.45%, (2 mo. USD LIBOR + 2.75%), Maturing December 20, 2024	776	757,945

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

Filtration Group Corporation

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	$354	$343,495

Gardner Denver, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027	285	271,947

Gates Global, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 1, 2024	954	916,387

Hayward Industries, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024	96	93,023

Ingersoll-Rand Services Company

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027	300	286,750

LTI Holdings, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025	373	328,417

Term Loan, 4.92%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026	50	44,091

Rexnord, LLC

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing August 21, 2024	681	674,385

Robertshaw US Holding Corp.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing February 28, 2025(2)	245	200,900

Thermon Industries, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 30, 2024	70	66,642

Titan Acquisition Limited

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	683	621,527

Welbilt, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025	360	310,351

		$6,828,966

Insurance — 6.8%

Alliant Holdings Intermediate, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025	$524	$502,835

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	99	95,652

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024	859	844,686

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)

AssuredPartners, Inc.

Term Loan, Maturing February 12, 2027(3)	$100	$98,000

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027	549	523,741

Asurion, LLC

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022	1,085	1,067,976

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	458	446,047

Term Loan — Second Lien, 6.67%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025	575	574,713

FrontDoor, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025	99	95,545

Hub International Limited

Term Loan, 4.02%, (USD LIBOR + 3.00%), Maturing April 25, 2025(2)	1,130	1,090,329

Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), Maturing April 25, 2025(2)	424	417,366

NFP Corp.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027	784	743,889

Sedgwick Claims Management Services, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025	272	257,221

USI, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	683	656,906

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing December 2, 2026	324	317,163

		$7,732,069

Leisure Goods/Activities/Movies — 5.0%

Ancestry.com Operations, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026	$695	$651,328

Bombardier Recreational Products, Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027	1,065	993,392

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027	150	149,625

ClubCorp Holdings, Inc.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	439	389,391

Crown Finance US, Inc.

Term Loan, 3.32%, (6 mo. USD LIBOR + 2.25%), Maturing February 28, 2025	387	289,616

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods/Activities/Movies (continued)

Crown Finance US, Inc. (continued)

Term Loan, 3.57%, (6 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	$323	$239,298

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024	439	417,458

Emerald Expositions Holding, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	258	202,941

Lindblad Expeditions, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025	96	79,030

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025	383	316,119

Match Group, Inc.

Term Loan, 2.18%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027	175	171,500

Motion Finco S.a.r.l.

Term Loan, 4.32%, (USD LIBOR + 3.25%), Maturing November 4, 2026(2)	14	13,407

Term Loan, 4.32%, (USD LIBOR + 3.25%), Maturing November 13, 2026(2)	110	102,007

Playtika Holding Corp.

Term Loan, 7.07%, (6 mo. USD LIBOR + 6.00%), Maturing December 10, 2024	765	765,851

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(2)	163	158,262

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025	112	104,355

Travel Leaders Group, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024	221	135,953

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026	533	513,473

		$5,693,006

Lodging and Casinos — 4.7%

Aristocrat Technologies, Inc.

Term Loan, 2.86%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024	$245	$235,107

Boyd Gaming Corporation

Term Loan, 2.34%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023	153	146,653

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024	$709	$666,916

Eldorado Resorts, LLC

Term Loan, 3.25%, (6 mo. USD LIBOR + 2.25%), Maturing April 17, 2024	101	100,109

ESH Hospitality, Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026	163	157,192

GBT III B.V.

Term Loan, Maturing February 26, 2027(3)	296	257,728

Term Loan, Maturing February 26, 2027(3)	354	307,772

Golden Nugget, Inc.

Term Loan, 3.45%, (USD LIBOR + 2.50%), Maturing October 4, 2023(2)	1,623	1,405,909

GVC Holdings PLC

Term Loan, 3.31%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024	245	238,569

Hanjin International Corp.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	125	110,625

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024	828	705,038

Stars Group Holdings B.V. (The)

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	787	779,349

Wyndham Hotels & Resorts, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	296	282,757

		$5,393,724

Nonferrous Metals/Minerals — 0.2%

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%, Floor 2.00%), Maturing July 31, 2020	$132	$131,915

Term Loan, 0.00%, Maturing October 17, 2022(4)	473	10,651

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(4)	238	16,638

Oxbow Carbon, LLC

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	133	123,806

		$283,010

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas — 3.9%

Ameriforge Group, Inc.

Term Loan, 8.45%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	$113	$92,821

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	48	44,060

Blackstone CQP Holdco L.P.

Term Loan, 4.62%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	223	214,659

Buckeye Partners L.P.

Term Loan, 3.12%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	625	607,188

CITGO Petroleum Corporation

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing July 29, 2021	236	234,773

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	1,227	1,177,680

Delek US Holdings, Inc.

Term Loan, Maturing March 31, 2025(3)	125	118,125

Fieldwood Energy, LLC

Term Loan, 0.00%, Maturing April 11, 2022(4)	695	105,622

McDermott Technology Americas, Inc.

DIP Loan, 10.00%, (3 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing October 21, 2020	116	112,951

DIP Loan, 10.02%, (USD LIBOR + 9.00%), Maturing October 21, 2020(2)	225	219,178

Term Loan, 0.00%, Maturing May 9, 2025(4)	494	176,511

Prairie ECI Acquiror L.P.

Term Loan, 6.20%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	804	731,486

PSC Industrial Holdings Corp.

Term Loan, 4.98%, (6 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	171	134,284

RDV Resources Properties, LLC

Term Loan, 6.87%, (3 mo. USD LIBOR + 5.50%), Maturing March 29, 2024(5)	108	64,491

Sunrise Oil & Gas Properties, LLC

Term Loan — First Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	22	20,595

Term Loan — Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	22	18,481

Term Loan — Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	25	17,813

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)

Tallgrass HoldCo

Term Loan, 6.20%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	$100	$90,975

UGI Energy Services, LLC

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	223	212,705

		$4,394,398

Publishing — 1.1%

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024	$268	$257,400

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	391	346,482

Harland Clarke Holdings Corp.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing November 3, 2023	69	43,637

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(4)	163	15,295

Nielsen Finance, LLC

Term Loan, Maturing June 5, 2025(3)	200	200,250

ProQuest, LLC

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	349	338,815

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023	47	38,893

		$1,240,772

Radio and Television — 4.0%

Cumulus Media New Holdings, Inc.

Term Loan, 4.82%, (6 mo. USD LIBOR + 3.75%), Maturing March 31, 2026	$124	$108,051

Diamond Sports Group, LLC

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	672	583,194

Entercom Media Corp.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	202	187,832

Entravision Communications Corporation

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	199	188,036

Gray Television, Inc.

Term Loan, 2.83%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	127	124,499

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)

Hubbard Radio, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 28, 2025	$124	$105,682

iHeartCommunications, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	449	421,381

Mission Broadcasting, Inc.

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	78	75,422

Nexstar Broadcasting, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	304	293,177

Term Loan, 3.12%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	120	116,206

Sinclair Television Group, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	149	145,892

Terrier Media Buyer, Inc.

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	569	549,796

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	1,820	1,714,767

		$4,613,935

Retailers (Except Food and Drug) — 1.6%

Ascena Retail Group, Inc.

Term Loan, 5.63%, (USD LIBOR + 4.50%), Maturing August 21, 2022(2)	$537	$119,555

Bass Pro Group, LLC

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	293	276,412

BJ’s Wholesale Club, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing February 3, 2024	198	194,858

Coinamatic Canada, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	39	37,583

David’s Bridal, Inc.

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	76	66,394

Hoya Midco, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	242	197,865

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	230	185,388

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

PetSmart, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 11, 2022	$574	$565,680

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(4)	511	196,812

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(4)	118	18,605

		$1,859,152

Steel — 1.5%

Atkore International, Inc.

Term Loan, 4.02%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	$93	$91,230

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	533	513,997

Neenah Foundry Company

Term Loan, 7.01%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	166	145,282

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	172	149,634

Zekelman Industries, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 24, 2027	825	802,313

		$1,702,456

Surface Transport — 0.4%

Agro Merchants NAI Holdings, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	$23	$21,158

Hertz Corporation (The)

Term Loan, 3.51%, (3 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	234	181,494

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	27	24,421

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	88	80,306

XPO Logistics, Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	150	146,920

		$454,299

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications — 5.7%

CenturyLink, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027	$1,646	$1,585,330

Colorado Buyer, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024	195	145,486

Digicel International Finance Limited

Term Loan, 3.80%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	171	143,326

Global Eagle Entertainment, Inc.

Term Loan, 8.72%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	467	279,828

Intelsat Jackson Holdings S.A.

Term Loan, 6.00%, (USD Prime + 2.75%), Maturing November 27, 2023	600	602,997

Term Loan, 6.75%, (USD Prime + 3.50%), Maturing January 2, 2024	400	403,800

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021	220	171,723

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024	461	423,890

Plantronics, Inc.

Term Loan, 2.79%, (USD LIBOR + 2.50%), Maturing July 2, 2025(2)	292	236,357

Syniverse Holdings, Inc.

Term Loan, 6.87%, (6 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	221	140,017

T-Mobile USA, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2027	675	675,914

Telesat Canada

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026	324	313,921

Zayo Group Holdings, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing March 9, 2027	550	530,674

Ziggo Financing Partnership

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028	850	816,118

		$6,469,381

Utilities — 2.8%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025	$766	$749,176

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)

Calpine Construction Finance Company L.P.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025	$91	$88,420

Calpine Corporation

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024	786	771,297

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 5, 2026	199	193,923

Granite Acquisition, Inc.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	615	607,678

Lightstone Holdco, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024	20	16,105

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024	348	285,539

Longview Power, LLC

Term Loan, 0.00%, Maturing April 13, 2021(4)	549	82,369

Talen Energy Supply, LLC

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026	85	82,886

USIC Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 8, 2023	294	281,622

		$3,159,015

Total Senior Floating-Rate Loans (identified cost $170,665,001)		$156,488,604

Corporate Bonds & Notes — 3.6%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.1%

TransDigm, Inc.

7.50%, 3/15/27	$125	$123,304

		$123,304

Automotive — 0.4%

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

8.50%, 5/15/27(6)	$500	$491,782

		$491,782

Security	Principal Amount (000’s omitted)	Value

Cable and Satellite Television — 0.2%

Altice France S.A.

8.125%, 2/1/27(6)	$250	$275,578

		$275,578

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc.

8.50%, 5/1/27(6)	$150	$164,785

		$164,785

Electronics/Electrical — 0.3%

Energizer Holdings, Inc.

6.375%, 7/15/26(6)	$250	$265,584

Go Daddy Operating Co., LLC/GD Finance Co., Inc.

5.25%, 12/1/27(6)	121	127,330

		$392,914

Food Products — 0.4%

Post Holdings, Inc.

5.625%, 1/15/28(6)	$375	$393,681

		$393,681

Health Care — 0.6%

HCA, Inc.

5.875%, 2/1/29	$375	$436,524

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(6)	250	237,029

		$673,553

Insurance — 0.5%

USI, Inc.

6.875%, 5/1/25(6)	$500	$513,852

		$513,852

Internet Software & Services — 0.5%

Netflix, Inc.

5.375%, 11/15/29(6)	$500	$556,205

		$556,205

Lodging and Casinos — 0.2%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(6)	$250	$223,125

		$223,125

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Radio and Television — 0.3%

iHeartCommunications, Inc.

6.375%, 5/1/26	$30	$31,485

8.375%, 5/1/27	304	285,395

		$316,880

Total Corporate Bonds & Notes (identified cost $4,118,243)		$4,125,659

Asset-Backed Securities — 8.6%
Security	Principal Amount (000’s omitted)	Value

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 6.628%, (3 mo. USD LIBOR + 6.18%), 11/10/30(6)(7)	$1,000	$755,522

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 7.648%, (3 mo. USD LIBOR + 6.55%), 4/22/31(6)(7)	1,000	833,948

Bain Capital Credit CLO, Ltd.

Series 2017-2A, Class E, 7.341%, (3 mo. USD LIBOR + 6.35%), 7/25/30(6)(7)	1,000	780,213

Canyon Capital CLO, Ltd.

Series 2019-2A, Class E, 8.369%, (3 mo. USD LIBOR + 7.15%), 10/15/32(6)(7)	1,000	888,320

Carlyle C17 CLO, Ltd.

Series C17A, Class DR, 6.76%, (3 mo. USD LIBOR + 6.00%), 4/30/31(6)(7)	1,000	745,985

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 8.135%, (3 mo. USD LIBOR + 7.00%), 10/20/32(6)(7)	1,000	863,032

Kayne CLO, Ltd.

Series 2019-5A, Class E, 7.72%, (3 mo. USD LIBOR + 6.70%), 7/24/32(6)(7)	1,000	861,923

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 7.976%, (3 mo. USD LIBOR + 6.80%), 10/16/32(6)(7)	1,000	889,870

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 8.069%, (3 mo. USD LIBOR + 6.85%), 10/15/32(6)(7)	1,000	890,209

Vibrant CLO X, Ltd.

Series 2018-10A, Class D, 7.325%, (3 mo. USD LIBOR + 6.19%), 10/20/31(6)(7)	1,000	693,150

Voya CLO, Ltd.

Series 2016-3A, Class DR, 7.215%, (3 mo. USD LIBOR + 6.08%), 10/18/31(6)(7)	1,000	741,192

Security	Principal Amount (000’s omitted)	Value

Webster Park CLO, Ltd.

Series 2015-1A, Class DR, 6.635%, (3 mo. USD LIBOR + 5.50%), 7/20/30(6)(7)	$1,000	$816,135

Total Asset-Backed Securities (identified cost $11,662,678)		$9,759,499

Common Stocks — 0.3%
Security	Shares	Value

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(8)(9)	1,216	$69,920

		$69,920

Electronics/Electrical — 0.0%(10)

Answers Corp.(5)(8)(9)	14,876	$27,520

		$27,520

Oil and Gas — 0.1%

AFG Holdings, Inc.(5)(8)(9)	4,525	$95,160

Fieldwood Energy, Inc.(8)(9)	2,148	215

RDV Resources, Inc., Class A(5)(8)(9)	7,016	0

Southcross Holdings Group, LLC(5)(8)(9)	15	0

Southcross Holdings L.P., Class A(9)	15	109

Sunrise Oil & Gas, Inc., Class A(8)(9)	3,200	22,400

		$117,884

Publishing — 0.0%(10)

Tweddle Group, Inc.(5)(8)(9)	444	$2,913

		$2,913

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(8)(9)	12,499	$12,072

Cumulus Media, Inc., Class A(8)(9)	9,974	51,566

iHeartMedia, Inc., Class A(8)(9)	5,315	46,240

		$109,878

Retailers (Except Food and Drug) — 0.0%(10)

David’s Bridal, LLC(5)(8)(9)	5,304	$39,992

		$39,992

Total Common Stocks (identified cost $964,809)		$368,107

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Portfolio of Investments — continued

Preferred Stocks — 0.1%
Security	Shares	Value

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC, Series A, 8.00% (PIK)(5)(8)(9)	148	$11,840

David’s Bridal, LLC, Series B, 10.00% (PIK)(5)(8)(9)	601	48,657

Total Preferred Stocks (identified cost $48,657)		$60,497

Warrants — 0.0%
Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(5)(8)(9)	1,024	$0

Total Warrants (identified cost $0)		$0

Miscellaneous — 0.0%(10)
Security	Shares	Value

Oil and Gas — 0.0%(10)

Paragon Offshore Finance Company, Class A(8)(9)	404	$121

Paragon Offshore Finance Company, Class B(8)(9)	202	2,475

Total Miscellaneous (identified cost $4,394)		$2,596

Short-Term Investments — 1.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.31%(11)	1,464,678	$1,464,678

Total Short-Term Investments (identified cost $1,464,819)		$1,464,678

Total Investments — 151.1% (identified cost $188,928,601)		$172,269,640

Notes Payable — (33.8)%		$(38,500,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (16.6)%		$(18,963,535)

Other Assets, Less Liabilities — (0.7)%		$(723,489)

Net Assets Applicable to Common Shares — 100.0%		$114,082,616

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at May 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	This Senior Loan will settle after May 31, 2020, at which time the interest rate will be determined.

(4)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2020, the aggregate value of these securities is $13,008,450 or 11.4% of the Fund’s net assets applicable to common shares.

(7)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2020.

(8)	Non-income producing security.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Amount is less than 0.05%.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2020.

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Statement of Assets and Liabilities

Assets	May 31, 2020

Unaffiliated investments, at value (identified cost, $187,463,782)	$170,804,962

Affiliated investment, at value (identified cost, $1,464,819)	1,464,678

Cash	988,864

Interest receivable	664,476

Dividends receivable from affiliated investment	493

Receivable for investments sold	1,452,588

Tax reclaims receivable	2,533

Prepaid upfront fees on variable rate term preferred shares	15,740

Prepaid upfront fees and other fees on notes payable	121,098

Prepaid expenses	8,573

Total assets	$175,524,005

Liabilities

Notes payable	$38,500,000

Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $36,465)	18,963,535

Payable for investments purchased	3,532,895

Payable to affiliates:

Investment adviser fee	106,285

Trustees’ fees	1,706

Interest expense and fees payable	163,410

Accrued expenses	173,558

Total liabilities	$61,441,389

Net assets applicable to common shares	$114,082,616

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064

Additional paid-in capital	143,348,251

Accumulated loss	(29,341,699)

Net assets applicable to common shares	$114,082,616

Net Asset Value Per Common Share

($114,082,616 ÷ 7,606,422 common shares issued and outstanding)	$15.00

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Statement of Operations

Investment Income	Year Ended May 31, 2020

Interest and other income	$10,715,669

Dividends	73,698

Dividends from affiliated investment	87,596

Total investment income	$10,876,963

Expenses

Investment adviser fee	$1,443,289

Trustees’ fees and expenses	10,206

Custodian fee	101,525

Transfer and dividend disbursing agent fees	18,783

Legal and accounting services	295,569

Printing and postage	30,231

Interest expense and fees	2,276,423

Miscellaneous	55,223

Total expenses	$4,231,249

Net investment income	$6,645,714

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(5,895,282)

Investment transactions — affiliated investment	683

Foreign currency transactions	2,271

Net realized loss	$(5,892,328)

Change in unrealized appreciation (depreciation) —

Investments	$(9,850,162)

Investments — affiliated investment	(145)

Foreign currency	1,193

Net change in unrealized appreciation (depreciation)	$(9,849,114)

Net realized and unrealized loss	$(15,741,442)

Net decrease in net assets from operations	$(9,095,728)

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$6,645,714	$7,407,445

Net realized loss	(5,892,328)	(2,313,380)

Net change in unrealized appreciation (depreciation)	(9,849,114)	(3,006,995)

Net increase (decrease) in net assets from operations	$(9,095,728)	$2,087,070

Distributions to common shareholders	$(6,623,737)	$(7,226,101)

Tax return of capital to common shareholders	$(708,854)	$—

Net decrease in net assets	$(16,428,319)	$(5,139,031)

Net Assets Applicable to Common Shares

At beginning of year	$130,510,935	$135,649,966

At end of year	$114,082,616	$130,510,935

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2020

Net decrease in net assets from operations	$(9,095,728)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(68,376,210)

Investments sold and principal repayments	80,077,132

Decrease in short-term investments, net	3,486,287

Net amortization/accretion of premium (discount)	(119,575)

Amortization of prepaid upfront fees on variable rate term preferred shares	2,943

Amortization of deferred debt issuance costs on variable rate term preferred shares	7,526

Amortization of prepaid upfront fees and other fees on notes payable	84,034

Decrease in interest and dividends receivable	312,753

Decrease in dividends receivable from affiliated investment	12,078

Decrease in tax reclaims receivable	11

Decrease in prepaid expenses	3,134

Decrease in payable to affiliate for investment adviser fee	(24,006)

Decrease in payable to affiliate for Trustees’ fees	(217)

Decrease in interest expense and fees payable	(130,535)

Increase in accrued expenses	105,274

Net change in unrealized (appreciation) depreciation from investments	9,850,307

Net realized loss from investments	5,894,599

Net cash provided by operating activities	$22,089,807

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(7,332,591)

Proceeds from notes payable	13,000,000

Repayments of notes payable	(28,500,000)

Payment of deferred debt issuance costs on variable rate term preferred shares	(14,500)

Payment of prepaid upfront fees and other fees on notes payable	(144,000)

Net cash used in financing activities	$(22,991,091)

Net decrease in cash	$(901,284)

Cash at beginning of year	$1,890,148

Cash at end of year	$988,864

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and variable rate term preferred shares	$2,470,955

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year (Common shares)	$17.160	$17.830	$17.930	$16.610	$18.390

Income (Loss) From Operations

Net investment income(1)	$0.874	$0.974	$0.898	$0.948	$1.058

Net realized and unrealized gain (loss)	(2.070)	(0.694)	(0.088)	1.365	(1.724)

Total income (loss) from operations	$(1.196)	$0.280	$0.810	$2.313	$(0.666)

Less Distributions to Common Shareholders

From net investment income	$(0.871)	$(0.950)	$(0.910)	$(0.983)	$(1.114)

Tax return of capital	(0.093)	—	—	(0.010)	—

Total distributions to common shareholders	$(0.964)	$(0.950)	$(0.910)	$(0.993)	$(1.114)

Net asset value — End of year (Common shares)	$15.000	$17.160	$17.830	$17.930	$16.610

Market value — End of year (Common shares)	$13.730	$14.890	$16.720	$17.350	$15.240

Total Investment Return on Net Asset Value(2)	(6.71)%	2.35%	5.03%	14.69%	(2.60)%

Total Investment Return on Market Value(2)	(1.60)%	(5.29)%	1.79%	20.96%	(3.15)%

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Net assets applicable to common shares, end of year (000’s omitted)	$114,083	$130,511	$135,650	$136,351	$126,331

Ratios (as a percentage of average daily net assets applicable to common shares):†

Expenses excluding interest and fees(3)	1.57%	1.44%	1.44%	1.48%	1.63%

Interest and fee expense(4)	1.83%	2.09%	1.57%	1.17%	0.99%

Total expenses(3)	3.40%	3.53%	3.01%	2.65%	2.62%

Net investment income	5.33%	5.56%	5.00%	5.40%	6.35%

Portfolio Turnover	37%	24%	33%	52%	29%

Senior Securities:

Total notes payable outstanding (in 000’s)	$38,500	$54,000	$58,000	$54,000	$34,000

Asset coverage per $1,000 of notes payable(5)	$4,457	$3,769	$3,666	$3,877	$5,774

Total preferred shares outstanding	190	190	190	190	360

Asset coverage per preferred share(6)	$298,405	$278,782	$276,169	$286,782	$280,473

Involuntary liquidation preference per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000

Approximate market value per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)

Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 7). Effective June 1, 2016, the ratio includes amortization of deferred debt issuance costs. For periods prior to June 1, 2016, amortization of deferred debt issuance costs was included in the ratio of expenses excluding interest and fees.

(5)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(6)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 298%, 279%, 276%, 287% and 280% at May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(7)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any.

	Year Ended May 31,
	2020	2019	2018	2017	2016

Expenses excluding interest and fees	1.02%	0.92%	0.94%	0.98%	0.99%

Interest and fee expense	1.18%	1.35%	1.01%	0.77%	0.60%

Total expenses	2.20%	2.27%	1.95%	1.75%	1.59%

Net investment income	3.46%	3.58%	3.24%	3.56%	3.87%

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is

29

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Notes to Financial Statements — continued

the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Variable Rate Term Preferred Shares

Variable rate term preferred shares are a form of preferred shares that represent stock of the Fund. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share.

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution. The Series C-1 VRTP Shares had an original mandatory redemption date of July 8, 2016 that had been extended on various dates through April 7, 2017 upon consent of the holders of the Series C-1 VRTP Shares and approval of the Fund’s Board of Trustees. On September 30, 2016, the Fund redeemed 170 Series C-1 VRTP Shares at a liquidation price of $100,000 per share, the financing for which was provided by a committed financing arrangement (see Note 7).

30

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Notes to Financial Statements — continued

Upon completion of the partial redemption of the Series C-1 VRTP Shares, the remaining 190 Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) on September 30, 2016 as permitted by the Fund’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. Effective January 24, 2019, the mandatory redemption date of the Series L-2 VRTP Shares was extended to January 24, 2024. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.75% to three-month LIBOR. Such spread is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Fund is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Fund paid an upfront fee of $95,000 and debt issuance costs of $107,733. The Fund paid additional debt issuance costs of $23,000, in connection with the extension of the mandatory redemption date of the Series L-2 VRTP Shares. These amounts are being amortized to interest expense and fees through January 24, 2024. The unamortized amount of the debt issuance costs as of May 31, 2020 is presented as a deduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities.

The carrying amount of the Series L-2 VRTP Shares at May 31, 2020 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 9) at May 31, 2020. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2020 was $19,000,000.

3 Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at May 31, 2020 was 3.18%. The amount of dividends accrued and the average dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2020 were $736,284 and 3.88%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2020 and May 31, 2019 was as follows:

	Year Ended May 31,
	2020	2019

Ordinary income	$7,360,021	$8,039,813

Tax return of capital	$708,854	$—

During the year ended May 31, 2020, accumulated loss was decreased by $10,544 and paid-in capital was decreased by $10,544 due to differences between book and tax accounting, primarily for non-deductible expenses and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

31

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Notes to Financial Statements — continued

As of May 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(12,582,036)

Net unrealized depreciation	$(16,656,924)

Distributions payable	$(102,739)

At May 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $12,582,036 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2020, $1,720,456 are short-term and $10,861,580 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$188,926,483

Gross unrealized appreciation	$199,636

Gross unrealized depreciation	(16,856,479)

Net unrealized depreciation	$(16,656,843)

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and is payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended May 31, 2020, the Fund’s investment adviser fee amounted to $1,443,289. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $69,658,962 and $80,356,253, respectively, for the year ended May 31, 2020.

6 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended May 31, 2020 and May 31, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended May 31, 2020 and May 31, 2019.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, one entity and one individual affiliated with such entity together owned 22.1% of the Fund’s common shares.

32

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Notes to Financial Statements — continued

7 Revolving Credit and Security Agreement

The Fund has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $64 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 8, 2021, the Fund also pays a program fee of 0.85% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the year ended May 31, 2020 totaled $444,664 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Agreement on March 9, 2020, the Fund paid upfront fees of $64,000 and, shortly thereafter on March 20, 2020, the Fund paid waiver fees of $80,000 in connection with a reduction of Fund net asset value during the month of March 2020 due to market volatility; these aggregate upfront and waiver fees are being amortized to interest expense through March 8, 2021. The unamortized balance at May 31, 2020 is approximately $121,000 and is included in prepaid upfront fees and other fees on notes payable on the Statement of Assets and Liabilities. At May 31, 2020, the Fund had borrowings outstanding under the Agreement of $38,500,000 at an annual interest rate of 0.66%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at May 31, 2020. For the year ended May 31, 2020, the average borrowings under the Agreement and the average interest rate (excluding fees) were $48,773,224 and 2.00%, respectively.

8 Investments in Affiliated Funds

At May 31, 2020, the value of the Fund’s investment in affiliated funds was $1,464,678, which represents 1.3% of the Fund’s net assets applicable to common shares. Transactions in affiliated funds by the Fund for the year ended May 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$4,950,427	$84,638,327	$(88,124,614)	$683	$(145)	$1,464,678	$87,596	1,464,678

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Notes to Financial Statements — continued

At May 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans	$—	$156,424,113	$64,491	$156,488,604

Corporate Bonds & Notes	—	4,125,659	—	4,125,659

Asset-Backed Securities	—	9,759,499	—	9,759,499

Common Stocks	109,878	92,644	165,585	368,107

Preferred Stocks	—	—	60,497	60,497

Warrants	—	—	0	0

Miscellaneous	—	2,596	—	2,596

Short-Term Investments	—	1,464,678	—	1,464,678

Total Investments	$109,878	$171,869,189	$290,573	$172,269,640

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2020 is not presented.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Fund’s investments.

34

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Plus Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including the portfolio of investments, as of May 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

36

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 16, 2020. The following actions were taken by the common and variable rate term preferred shareholders, voting together as a single class:

Proposal 1:  The election of David Basile, Peter Borish and Charles I. Clarvit as Class I Trustees of the Fund for a three-year term expiring in 2023.

Nominees for Trustee	Number of Shares
	For	Withheld

Thomas E. Faust Jr.	672,257	302,099

Cynthia E. Frost	669,003	305,353

Scott E. Wennerholm	661,843	312,514

David Basile	3,019,055	34,755

Peter Borish	3,023,090	30.719

Charles I. Clarvit	3,019,055	34,755

Proposal 2:  A non-binding shareholder proposal that the Board take the necessary steps to declassify the Board of Trustees of the Fund so that all Trustees are elected on an annual basis. In light of the results below, the Fund’s Board will take the declassification proposal into consideration.

For	Against

3,562,361	161,900

37

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

38

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Plus Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

39

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 8, 2020 (the “April 2020 Meeting”), the Board of Trustees (the “Board”) of the Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of the existing investment advisory and administrative agreement for the Fund for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which was a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser to the Fund (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and administrative agreement.

In connection with its evaluation of the investment advisory and administrative agreement, the Board considered various information applicable to all or groups of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), which is referenced immediately below, and information applicable to the Fund covered by this report (additional fund-specific information is referenced below under, “Results of the Contract Review Process”).

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each Eaton Vance Fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each Eaton Vance Fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each Eaton Vance Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser, if any, to each Eaton Vance Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Eaton Vance Fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser, if any, to each of the Eaton Vance Funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each Eaton Vance Fund, as well as each of the Eaton Vance Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each Eaton Vance Fund’s adviser and sub-adviser, if any, (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser, if any, (in the context of a sub-adviser, only those with trading responsibilities) to each Eaton Vance Fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each Eaton Vance Fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser, if any, to each Eaton Vance Fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the Eaton Vance Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

The Code of Ethics of the adviser and its affiliates and the sub-adviser, if any, of each Eaton Vance Fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser, if any, of each Eaton Vance Fund, if any, including descriptions of their various compliance programs and their record of compliance;

40

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Board of Trustees’ Contract Approval — continued

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser, if any, of each Eaton Vance Fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the Eaton Vance Funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and, as applicable, sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months preceding the April 2020 Meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers, if any, of the Eaton Vance Funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Eaton Vance Funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the Eaton Vance Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Eaton Vance Funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, if any, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements (as applicable).

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser, if any, to each of the Eaton Vance Funds.

In voting its approval of the continuation of the existing investment advisory and administrative agreement at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between the Eaton Vance Floating-Rate Income Plus Fund and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans and other income producing investments. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser may be

41

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Board of Trustees’ Contract Approval — continued

subject in managing the Fund. The Board considered the deep experience of the Adviser with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board noted certain actions taken by the Adviser to address Fund performance and determined to continue to monitor and evaluate their effectiveness over time.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related administrative services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

42

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Plus Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 157 portfolios (with the exception of Messrs. Basile, Borish and Clarvit who oversee 1 portfolio) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees

David Basile 1961	Class I Trustee	Until 2023. Trustee since 2020

Founder and Principal of RD Global Research (trading and research firm). Formerly, Portfolio Manager at Tudor Investment Corporation (investment firm) (2008-2014 and 2002-2006). Formerly, Chief Investment Officer and Principal of Safir Capital LLC (registered investment adviser) (2006-2008). Formerly, Managing Director of Barclays Capital (investment bank) (2001-2002). Formerly, Managing Director of Credit Suisse First Boston (investment bank) (1986-2001). Formerly, Vice President of Kidder Peabody & Co Incorporated (securities firm) (1983-1986).

Other Directorships in the Last Five Years. None.

Peter Borish 1959	Class I Trustee	Until 2023. Trustee since 2020

Chief Strategist of Quad Group LLC (investment management firm) and President and Chief Executive Officer of Computer Trading Corporation (investment management firm). Formerly, Chief Executive Officer of Touradji Capital Management (hedge fund) (2012). Formerly, Chief Executive Officer and Board member of Twinfields Capital Management (hedge fund) (2005-2008). A founding Partner and, formerly, Director of Research of Tudor Investment Corporation (investment management firm) (1985-1995).

Other Directorships in the Last Five Years Trustee of RMB Investors Trust (7 funds) (open-end management investment company) (since 2015).

Charles Clarvit 1956	Class I Trustee	Until 2023. Trustee since 2020

Chief Executive Officer of Clarvit Capital Family Office, LLC (investment management firm) and Trustee of Johns Hopkins University (postsecondary institution). Formerly, Chief Executive Officer of Vinci Partners- US (asset and wealth management firm) (2011-2015). Formerly, Managing Director and the Co-Head of BlackRock Alternative Advisors (investment management firm) (2007-2010). Formerly, Principal of Quellos Group, LLC (investment management firm) (1998-2007). Formerly, Managing Director of CIBC Oppenheimer & Co. (investment management firm) (1985-1998). Formerly, Systems Engineer at IBM Corporation (technology company) (1978-1985).

Other Directorships in the Last Five Years None.

Mark R. Fetting 1954	Class III Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

43

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class III Trustee(3)	Until 2022. Trustee since 2014.

Director of Groupon, Inc. (ecommerce provider) (since April 2020). Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2022. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

44

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

(3)	VRTP Trustee.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

15088    5.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)–(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2019 and May 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Floating-Rate Income Plus Fund

Fiscal Years Ended	5/31/19	5/31/20
Audit Fees	$60,000	$59,125
Audit-Related Fees(1)	$18,000	$0
Tax Fees(2)	$22,565	$20,781
All Other Fees(3)	$0	$0

Total	$100,565	$79,906

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement and Variable Rate Term Preferred Shares ratings.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2019 and May 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/19	5/31/20
Registrant	$40,565	$20,781
Eaton Vance(1)	$60,130	$51,903

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Craig P. Russ and Andrew N. Sveen comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. Russ is a Vice President of EVM and has been a portfolio manager of the Fund since June 2013. Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Fund since March 2019. Messrs. Page, Russ and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,458.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,116.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,458.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Craig P. Russ
Registered Investment Companies	9	$16,872.2	0	$0
Other Pooled Investment Vehicles	5	$5,451.3	0	$0
Other Accounts	7	$4,274.7	0	$0

Andrew N. Sveen
Registered Investment Companies	10	$18,070.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Craig P. Russ	None
Andrew N. Sveen	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a subs

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 17, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 17, 2020